UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2024

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01. Other Events.

As previously disclosed, in March and April 2024, Esperion Therapeutics, Inc. (“Esperion”) received notice letters from nine pharmaceutical companies, six of which filed exclusively with respect to NEXLETOL® (bempedoic acid) Tablet and three of which filed with respect to NEXLETOL and NEXLIZET® (bempedoic acid and ezetimibe) Tablet (each, an “ANDA Filer”), notifying Esperion that each company had filed an Abbreviated New Drug Application (“ANDA”) with the U.S. Food and Drug Administration (“FDA”) seeking approval of a generic version of NEXLETOL and/or NEXLIZET in the United States, as applicable.

On May 8, 2024, Esperion filed a patent infringement lawsuit under the Hatch-Waxman Act in the United States District Court, District of New Jersey, against Micro Labs USA Inc. (along with an affiliate), an ANDA Filer with respect to NEXLETOL. Esperion’s complaint alleges that by filing the applicable ANDA, such ANDA Filer has infringed NEXLETOL’s Orange Book patents included in its Paragraph IV certifications, and seek an injunction preventing FDA from granting final approval of the ANDA before the expiration of the asserted patents, and a permanent injunction to prevent the ANDA Filer from commercializing a generic version of NEXLETOL until the expiration of the asserted patents. Esperion intends to file similar patent infringement lawsuits under the Hatch-Waxman Act against the other ANDA Filers with respect to NEXLETOL and/or NEXLIZET, as applicable.

The ANDAs each contained Paragraph IV certifications alleging that certain of Esperion’s Orange Book listed patents covering NEXLETOL or NEXLIZET, as applicable, are invalid and/or will not be infringed by each ANDA Filer’s manufacture, use or sale of the medicine for which the ANDA was submitted.

Esperion intends to vigorously defend its intellectual property. The filing of the lawsuit within 45 days of receipt of the notice letter from the applicable ANDA filer triggered a stay of FDA approval of such ANDA for up to 30 months following the expiry of the New Chemical Entity exclusivity in accordance with the U.S. Drug Price Competition and Patent Term Restoration Act of 1984 (the “Hatch-Waxman Act”).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including, without limitation, statements related to anticipated patent infringement litigation. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: fluctuations in the Company’s stock price, changes in market conditions, and the risks detailed in the Company’s filings with the Securities and Exchange Commission (the “Commission”), including in the Company’s most recent Annual Report on Form 10-K and in subsequent filings with the Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of their respective dates, and the Company disclaims any obligation or undertaking to update or revise any forward-looking statements, other than to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2024	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer